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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): October 3, 2002

                            STERLING BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


           Texas                         0-20750                  74-2175590
(State or other jurisdiction     (Commission file number)       (IRS employer
      of incorporation)                                      identification no.)


                         2550 North Loop West, Suite 600
                              Houston, Texas 77092
              (Address Of Principal Executive Office and Zip Code)

                                 (713) 466-8300
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

     On October 3, 2002, Sterling Bancshares, Inc. ("Sterling Bancshares") issued a press release announcing that its subsidiary, Sterling Bancshares Capital Trust I, has notified the holders of its 9.28% Cumulative Trust Preferred Securities and its 9.28% Common Securities of its intention to redeem on November 1, 2002 (the "Redemption Date") all 1,150,000 of its outstanding 9.28% Trust Preferred Securities and all 35,568 of its outstanding 9.28% Common Securities at a redemption price equal to the $25.00 principal amount of each security plus all accrued and unpaid interest per security up to the Redemption Date. A copy of Sterling Bancshares' press release is attached hereto as Exhibit
99.1. The press release is incorporated by reference into this Item 5 and the foregoing description of the press release is qualified in its entirety by reference to the exhibit.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit
Number      Description of Exhibit
-------     ----------------------
  99.1      Press Release dated October 3, 2002.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  October 3, 2002.                    STERLING BANCSHARES, INC.


                                            By: /s/ Eugene S. Putnam, Jr.
                                               ---------------------------------
                                               Eugene S. Putnam, Jr.
                                               Executive Vice President and
                                               Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit
Number         Description
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 99.1          Press Release dated October 3, 2002.